EXHIBIT INDEX

Exhibit A: Attachment to item 77o:
           Transactions effected pursuant to Rule 10f-3
Exhibit B: Attachment to item 77Q1:
           Exhibits
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Exhibit A:

CREDIT SUISSE WARBURG PINCUS TRUST
10-F3 TRANSACTIONS

FOR THE PERIOD OF JANUARY 1, 2001 THROUGH JUNE 30, 2001

INFORMATION WILL BE DISPLAYED IN THE FOLLOWING ORDER:
FUND
OFFERING
DATE
BROKER
PRICE
PAR/ SHARES
% OF OFFERING
% OF ASSETS
SYNDICATE MEMBER


Credit Suisse Warburg Pincus Trust - International Equity Portfolio
Alstom
02/09/2001
SG Securities  SA
 $26.25
57,100
0.0265%
 .03289%
CS First Boston


Credit Suisse Warburg Pincus Trust - Global Post Venture
Dal-Tile International Inc.
05/16/2001
Goldman Sachs
 $13.75
30,700
0.19%
0.35%
CS First Boston

Credit Suisse Warburg Pincus Trust - Global Post Venture
FMC Technologies
06/13/2001
Merill Lynch
 $20.00
13,700
0.12%
0.21%
CS First Boston

Credit Suisse Warburg Pincus Trust - Global Post Venture
Insight Communications
06/19/2001
Goldman Sachs
 $23.45
15,100
0.35%
0.02%
CS First Boston

Credit Suisse Warburg Pincus Trust - Global Post Venture
Mediacom Communications
06/22/2001
Deutsche Banc Alex Brown
 $15.22
27,200
0.01%
0.34%
CS First Boston

Credit Suisse Warburg Pincus Trust - Small Company Growth
Dal-Tile International Inc.
05/16/2001
Goldman Sachs
 $13.75
214,000
1.34%
0.35%
CS First Boston

Credit Suisse Warburg Pincus Trust - Small Company Growth
Insight Communications
06/19/2001
Goldman Sachs
 $23.45
126,100
2.90%
0.35%
CS First Boston

Credit Suisse Warburg Pincus Trust - Small Company Growth
Insight Communications
06/19/2001
Goldman Sachs
 $23.45
2,100
0.05%
0.05%
CS First Boston

Credit Suisse Warburg Pincus Trust - Small Company Growth
Mediacom Communications
06/22/2001
Deutsche Banc Alex Brown
 $15.22
107,800
0.04%
0.19%
CS First Boston

Credit Suisse Warburg Pincus Trust - Value Portfolio
FMC Technologies
06/13/2001
Merill Lynch
 $20.00
3,800
0.03%
0.03%
CS First Boston

Credit Suisse Warburg Pincus Trust - Value Portfolio
FMC Technologies
06/13/2001
Merill Lynch
 $20.00
200
0.00%
0.02%
CS First Boston

Credit Suisse Warburg Pincus Trust - Emerging Markets
Embraer Aircraft Corp. ADR
06/18/2001
JP Morgan Sec. Inc./Chase
$40.01
6,900
0.05%
0.75%
CS First Boston



Exhibit B:
SUB-ITEM 77Q1: Exhibits

(a) Amended By-Laws of Warburg, Pincus Trust.
Incorporated by reference to Registrant's filing on Form N-1A, Post-effective Amendment No. 15 (Securities
Act File No. 33-58125; Investment Company Act File No.
811-07261), filed May 1, 2001.

Articles of Amendment to the Articles of Incorporation of Trust
Incorporated by reference to Registrant's filing on Form N-1A, Post-effective Amendment
No. 15 (Securities Act File No. 33-58125;
Investment Company Act File No. 811-07261), filed May 1, 2001.